UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2015

Commission file number 333-198993

Green Meadow Products, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	7812	45-5552519
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Code Number)

1010 Industrial Road, Ste. 70

Boulder City, Nevada 89005

www.GreenMeadowProducts.com

702-769-4529

(Address and telephone number of registrant's principal executive offices and principal place of business)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On June 1, 2015, the Board of Directors of the Company declared a seven-for-one forward stock split to be effected in the form of a stock dividend on the Company’s common stock, par value $0.001 per share (“Common Stock”). Approval of the Registrant’s stockholders was not required to be obtained, as authorized by Wyoming statute 17-16-623. The forward stock split will result in six (6) additional shares of Common Stock being issued for each share of Common Stock owned by the Company’s stockholders as of June 1, 2015, the record date for the forward stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Meadow Products, Inc. (Registrant)
Date: June 2, 2015
	By:	/s/ Stan Windhorn
Stan Windhorn
Chief Executive Officer Chief Financial Officer